BROWN ADVISORY SMALL-CAP GROWTH FUND


                        Supplement Dated June 22, 2004 to
                        Prospectus Dated October 1, 2003


On page 2 of the Prospectus, in the section captioned "Brown Advisory Small-Cap Growth Fund - Principal Investment Strategy" the first paragraph is replaced with the following:

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the common stock of small domestic growth companies ("80% Policy"). Growth companies are companies that have exhibited an above average increase in earnings over the past few years and that have strong, sustainable earnings prospects and attractive stock prices. Small companies are those companies whose market capitalizations are equal to or less than the greater of (i) $1.5 billion or (ii) that of the company with the largest market capitalization company included in the Russell 2000(R) Index ("Market Capitalization Range"). If 80% of the Fund's net assets (including borrowings for investments) are not invested in small, domestic growth companies due to, among other things, changes in the market capitalizations of those companies in the Fund's portfolio, the Fund will limit new investments to domestic growth companies within the Market Capitalization Range.